UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Date: April 23, 2024

MainStreet Bancshares, Inc.
(Exact name of Registrant as Specified in Its Charter)

Virginia	001-38817	81-2871064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10089 Fairfax Boulevard, Fairfax, VA		22030
(Address of Principal Executive Offices)		(Zip Code)

(703) 481-4567
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNSB	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock	MNSBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note
On April 22, 2024, MainStreet Bancshares, Inc. issued an investor presentation regarding analyzing our unaudited financial results for the first quarter 2024 (the “Original Investor Presentation”). A copy of the Original Investor Presentation was furnished as Exhibit 99.2 to our Current Report on Form 8-K dated and filed on April 22, 2024 (the “Original Form 8-K”). On April 22, 2024, we subsequently issued a second Form 8-K to correct an inadvertent error regarding the reported weighted average loan-to-value ("LTV") on both multi-family non-owner occupied commercial real estate and non-owner occupied commercial real estate overall, prior to our earnings webcast that day. On April 23, 2024, we issued a Corrected Investor Presentation and filed a Current Report on Form 8-K that disclosed the corrected weighted average LTVs from 90% to 69% for multi-family non-owner occupied commercial real estate and from 70% to 63% for non-owner occupied commercial real estate overall.  No other changes to the Original Investor Presentation or Original Form 8-K have been made.

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2024, MainStreet Bancshares, Inc. (the “Company”) issued a press release setting forth the Company’s first quarter 2024 unaudited financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1, is hereby incorporated by reference, and will be posted on the Company's website.

Item 7.01 Regulation FD Disclosure

On April 23, 2024, the Company made available a corrected investor presentation analyzing its first quarter financial results. A copy of the Company’s corrected investor presentation is attached hereto as Exhibit 99.2, is hereby incorporated by reference, and will be posted on the Company’s website.

The information furnished under Items 2.02, 7.01 and 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Exchange Act, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 22, 2024, with respect to the Company’s unaudited financial results for the first quarter ended March 31, 2024.
99.2	Corrected Investor Presentation dated April 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANCSHARES, INC

Date: April 23, 2024	By:	/s/ Thomas J. Chmelik
Name: Thomas J. Chmelik
Title: Chief Financial Officer

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